                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated July 21, 1999, except for Note 3, as to which the date is May 12, 2000, with respect to the consolidated financial statements of America Online, Inc. for the three years ended June 30, 1999, incorporated by reference as Exhibit 99 to its Form 10-Q/A for the quarterly period ended March 31, 2000, incorporated by reference in the Current Report on Form 8-K of Time Warner Inc. dated May 22, 2000. Such Form 8-K is incorporated by reference in each of the following Time Warner Inc. registration statements:

     1. Registration Statement No. 333-11471 on Form S-4 of Time Warner Inc. (formerly named TW Inc.);
     2. Post-Effective Amendment No. 1 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectuses of Time Warner Inc.;
     3. Post-Effective Amendment No. 2 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;
     4. Post-Effective Amendment No. 3 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;
     5. Post-Effective Amendment No. 4 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;
     6. Post-Effective Amendment No. 5 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectuses of Time Warner Inc.;
     7. Post-Effective Amendment No. 1 to Registration Statement No. 333-14053 on Form S-8 and related prospectus of Time Warner Inc.;
     8.   Registration Statement No. 333-14611 on Form S-3 of Time Warner Inc.;
     9. Registration Statement No. 333-27265 on Form S-8 and related prospectus of Time Warner Inc.;
    10.   Registration Statement No. 333-39647 on Form S-3 of Time Warner Inc.;
    11. Registration Statement No. 333-49139 on Form S-8 and related prospectus of Time Warner Inc.;
    12. Registration Statement No. 333-61207 on Form S-3 of Time Warner Inc. (and Turner Broadcasting System, Inc. and Time Warner Companies, Inc.) (constitutes a post-effective amendment to and prospectus also relates to Registration Statement No. 333-44255);
    13. Registration Statement No. 333-69161 on Form S-8 and related prospectus of Time Warner Inc.;
    14. Registration Statement No. 33-61497 on Form S-8 and related prospectus of Time Warner Companies, Inc.;
    15. Registration Statement No. 333-37827 on Form S-3 of Time Warner Inc. (and Registration Statement No. 333-37827-01 of Time Warner Companies, Inc.) (constitutes a post-effective amendment to and prospectus also relates to Registration Statement No. 333-32813);
    16. Registration Statement No. 333-75409 on Form S-8 and related prospectus of Time Warner Inc.;
    17. Registration Statement No. 333-79253 on Form S-8 and related prospectus of Time Warner Inc.;
    18. Registration Statement No. 333-79263 on Form S-8 and related prospectus of Time Warner Inc.;
    19. Registration Statement No. 333-93221 on Form S-8 and related prospectus of Time Warner Inc.;
    20.   Registration Statement No. 333-30532 on Form S-3 of Time Warner Inc.;
    21. Registration Statement No. 333-36370 on Form S-8 and related prospectus of Time Warner Inc.; and
    22.   Registration Statement No. 333-36446 on Form S-3 of Time Warner Inc.



                                         /s/ Ernst & Young LLP

McLean, Virginia
May 19, 2000